UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant☑

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): September 18, 2014

OCEAN POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 730-0400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

On September 18, 2014, Ocean Power Technologies, Inc. (‘the Company”) mailed a letter dated September 18, 2014 to the Company’s Stockholders to remind them to vote their shares by completing their proxies for the upcoming Annual Meeting of Stockholders to be held on October 2, 2014. Below is the text of such letter.

September 18, 2014

Dear Fellow Stockholder,

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Stockholders to be held on October 2, 2014. According to our records, we have not yet received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

Please disregard this letter if you have already voted your shares. Thank you for your cooperation and support.

Sincerely,

Mark A. Featherstone

Corporate Secretary

Enclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.
Date: September 23, 2014	By:	/s/ Mark A. Featherstone
Mark A. Featherstone
Chief Financial Officer